UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 31, 2011

Northumberland Resources, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-165373	98-0628594

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

701 N. Green Valley Pkwy, #200-258, Henderson, NV	89074
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(702) 335-0356

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.01 Completion of Acquisition or Disposition of Assets.

On March 31, 2011, the registrant purchased at auction from REH Oil & Gas LLC leases of 280 acres located in the Sawyer field in Pratt County Kansas and 120 acres located in the Wildcat field, filed in Pratt County Kansas, for Two Hundred Sixty Thousand Dollars.   The descriptions of such leases are attached as an Exhibit hereto.

Exhibits

      No.   Exhibits

      99     Lease Descriptions

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly cause this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated April 6, 2011

Northumberland Resources, Inc.

By: /s/ Fortunato Villamagna
Fortunato Villamagna, President

EXHIBIT INDEX

      No.   Exhibits

      99     Lease Descriptions